SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                                FORM 8-K
                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): September 25, 2002

                               ElderTrust
           (Exact name of registrant as specified in its charter)


          Maryland                001-13807               23-2932973
(State or other jurisdiction   Commission File       (IRS Employer
      of incorporation)            Number)         Identification No.)


 101 East State Street, Suite 100, Kennett Square, Pennsylvania 19348
              (Address of principal executive offices)


  Registrant's telephone number, including area code:  (610) 925-4200


                               Not Applicable
      (Former name or former address, if changed since last report)








Item 2.     Acquisition or Disposition of Assets

     On September 25, 2002, ElderTrust acquired, or obtained options to acquire (collectively the "Acquisition"), from D. Lee McCreary, Jr., ElderTrust's President and Chief Executive Officer, the controlling 1% ownership interests in seven skilled nursing and two assisted living facilities, as described below.

     In September 1998, the Company acquired a 99% limited partnership interest in ET Sub-Meridian Limited Partnership, L.L.P., which holds leasehold and purchase option rights to the seven skilled nursing facilities located in Maryland and New Jersey. At that time, ET Sub-Meridian subleased the facilities to Meridian Healthcare, Inc., an affiliate of Genesis Health Ventures, Inc., the Company's principal tenant, for an initial ten-year period with a ten-year renewal exercisable by Meridian Healthcare. Genesis has guaranteed the Meridian Healthcare subleases. Prior to the Acquisition, Mr. McCreary held the 1% general partner interest in ET Sub-Meridian through a single member limited liability company wholly owned by him.

     In December 1998, the Company acquired a 99% non-managing member interest in ET Sub-Cabot Park, L.L.C. and ET Sub-Cleveland Circle, L.L.C., which each own an assisted living facility. These facilities also are leased to an affiliate of Genesis under long-term leases, and Genesis has guaranteed the lease payment. Mr. McCreary holds the 1% managing member interests in ET Sub-Cabot Park, L.L.C. and ET Sub-Cleveland Circle, L.L.C. indirectly through single member limited liability companies that are wholly owned by him. As part of the Acquisition, the Company has entered into options to acquire those interests.

     Under the Acquisition terms, the Company acquired Mr. McCreary's 1% general partner interest in ET Sub-Meridian, and options to acquire his 1% managing interests in ET Sub-Cabot Park, L.L.C. and ET Sub-Cleveland Circle, L.L.C., for approximately $85,000. The options, which the Company intends to exercise upon receipt of lender approval, are exercisable for a combined additional price of approximately $17,000. The purchase prices for Mr. McCreary's interests were determined based upon the estimated fair market values of the interests acquired.

     Prior to this transaction, the Company accounted for its investment in these entities under the equity method of accounting. Beginning with the quarter ending September 30, 2002, these entities will be consolidated with the Company's other operations. The General Partner has agreed to transfer control related to operating and management decisions for these entities to the Company during the option period. On a pro forma basis giving effect to the Acquisition, the Company's total assets increased from approximately $201 million to approximately $309 million at June 30, 2002. The Acquisition had no impact on reported shareholders' equity or earnings for prior periods.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of business acquired


     Set forth below are the required audited financial statements and the interim unaudited financial statements for ET Sub-Meridian Limited Partnership, L.L.P., ET Sub-Cabot Park, L.L.C. and ET Sub-Cleveland Circle, L.L.C.







                        Independent Auditors' Report


The Partners
ET Sub-Meridian Limited Partnership, L.L.P.:


We have audited the accompanying balance sheets of ET Sub-Meridian Limited Partnership, L.L.P. (the Partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit, and cash flows for each of the years then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ET Sub-Meridian Limited Partnership, L.L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP



McLean, Virginia
January 16, 2002





                 ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                             BALANCE SHEETS
                  December 31, 2001, 2000 and June 30,2002

                          (dollars in thousands)


                                     June 30,
                                       2002
                                   (unaudited)      2001        2000
                                  -------------------------------------
ASSETS
Assets:
Properties under capital leases,
 less accumulated depreciation of
 $11,709 for 2001 and $8,197 for
 2000, respectively                  $97,766       $99,522    $103,034
Cash and cash equivalents                 32            97         539
Restricted cash                        1,218           884       1,057
Prepaid expenses                          15             3           2
                                  -------------------------------------
Total assets                         $99,031      $100,506    $104,632
                                  =====================================


LIABILITIES AND PARTNERS' DEFICIT
Liabilities:
  Accounts payable and accrued
   expenses                              557          554        1,153
  Accounts payable to related parties    814          789        1,148
  Rent received in advance               837          837          817
  Capital lease obligations           65,128       64,973       64,662
  Notes payable                       12,411       13,137       23,143
  Note payable to related party       26,076       26,076       17,576
  Other liabilities                    1,707        1,728        1,708
                                  -------------------------------------
      Total liabilities              107,530      108,094      110,207

Partners' deficit                     (8,499)      (7,588)      (5,575)
                                  -------------------------------------
      Total liabilities and
         partners' deficit           $99,031     $100,506     $104,632
                                  =====================================



                See accompanying notes to financial statements.


                  ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                         STATEMENTS OF OPERATIONS
                   Years ended December 31, 2001, 2000 and
                 the six months end ended June 30, 2002 and 2001
                         (dollars in thousands)


                                 June 30,     June 30,
                                  2002          2001
                               (unaudited)  (unaudited)   2001    2000
                               ------------------------------------------
Revenues:
  Rental revenues                $5,025       $4,900     $9,883   $9,800
  Other income                        3           58         67       28
  Total revenues                  5,028        4,958      9,950    9,828
                               ------------------------------------------
Expenses:
  Interest expense                2,750        2,706      6,193    6,592
  Interest expense - related
   party                          1,402        1,415      2,138    2,144
  Depreciation expense            1,756        1,756      3,512    3,513
  General and administrative         19           69         96       40
  Management fee - related party     12           12         24       24
                               ------------------------------------------
Total expenses                    5,939        5,958     11,963   12,313

                               ------------------------------------------
Net loss                          ($911)     ($1,000)   ($2,013) ($2,485)
                               ==========================================



                 ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                       STATEMENTS OF PARTNERS' DEFICIT
                  Years ended December 31, 2001,  2000 and
                     the six months ended June 30, 2002
                           (dollars in thousands)



                                                   General      General
                                                   Partner      Partner
                                                 ------------------------
                                                                  ET
                                        Limited  Toughkenamon, Meridian,
                               Total    Partner     L.L.C.      L.L.C.
                               ------------------------------------------

Balances at December 31, 1999  ($2,106)  ($2,077)      ($29)      $ -
  Net loss                      (2,485)   (2,460)       (25)        -
  Distributions                   (984)     (982)        (2)        -
                               ------------------------------------------
Balances at December 31, 2000   (5,575)   (5,519)       (56)        -
  Net loss                      (2,013)   (1,993)       (20)        -
                               ------------------------------------------
Balances at December 31, 2001   (7,588)   (7,512)       (76)        -
   Net loss (unaudited)           (911)     (902)        (9)        -
                               ------------------------------------------
Balances at June 30, 2002
  (unaudited)                  ($8,499)  ($8,414)     ($ 85)      $ -
                               ==========================================

                See accompanying notes to financial statements.



                  ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                         STATEMENTS OF CASH FLOWS
                   Years ended December 31, 2001, 2000 and
                           June 30, 2002 and 2001
                          (dollars in thousands)

                                 June 30,     June 30,
                                  2002          2001
                               (unaudited)  (unaudited)   2001    2000
                               ------------------------------------------
CASH FLOWS FROM
OPERATING ACTIVITIES:
  Net loss                        ($911)     ($1,000)   ($2,013) ($2,485)
   Adjustments to reconcile net
    loss to net cash provided
    by Operating activities:
  Depreciation                    1,756        1,756      3,512    3,513
   Net changes in assets and
    liabilities:
   Accounts payable and accrued
    expenses                         28         (701)      (938)   1,858
   Accrued interest on capital
    lease obligations               155          150        311      289
   Other                            (33)         (19)        19       (2)
                               ------------------------------------------
   Net cash provided by
    operating activities            995          186        891    3,173
                               ------------------------------------------

CASH FLOWS FROM
INVESTING ACTIVITIES:
  Net decrease in restricted
   cash                            (334)         (12)       173       53
                               ------------------------------------------
  Net cash provided by investing
   Activities                      (334)         (12)       173       53
                               ------------------------------------------

CASH FLOWS FROM
FINANCING ACTIVITIES:
  Distributions to partners            -           -          -     (984)
  Payments of principal on notes
   payable                          (726)       (691)    (1,506)  (1,827)
                               ------------------------------------------
  Net cash used in financing
   Activities                       (726)       (691)    (1,506)  (2,811)
                               ------------------------------------------

Net increase (decrease) in
 cash and cash equivalents           (65)       (517)      (442)     415
Cash and cash equivalents,
 beginning of year                    97         539        539      124
                               ------------------------------------------
Cash and cash equivalents,
 end of year                     $    32      $   22     $   97  $   539
                               ==========================================


Supplemental cash flow
information:

Cash paid for interest            $4,138     $ 4,663     $8,880   $8,299
                               ==========================================


              See accompanying notes to financial statements.



                ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000



1.  Organization and Operations

     ET Sub-Meridian Limited Partnership, L.L.P. (the "Partnership") was formed pursuant to the Virginia Revised Uniform Limited Partnership Act, as amended, on August 7, 1998 by and among ET Meridian, L.L.C., a Delaware limited liability company as the general partner, and ElderTrust Operating Limited Partnership as the limited partner (the "Limited Partner"). The limited partner is a 99% owned subsidiary of ElderTrust. During 1999, ET Meridian, L.L.C. sold its general partner interest in the Partnership to Toughkenamon, L.L.C. (the "General Partner").

     The Partnership owns the leasehold and purchase option rights to seven skilled nursing facilities located in Maryland and New Jersey, which it purchased from a wholly-owned subsidiary of Genesis Health Ventures, Inc. ("Genesis") in September 1998 for $35.5 million in cash and issuance of $8.5 million in term loans. The owners of the skilled nursing facilities provided $17.7 million of financing to the Partnership
in connection with this transaction.   The purchase options are
exercisable by the Partnership in September 2008 for a cash exercise price of $66.5 million. The Partnership subleased the facilities to Genesis for an initial ten-year period with a ten-year renewal option. Genesis has guaranteed the subleases.

     All of the Partnership's assets at December 31, 2001 and 2000 consisted of real estate properties under capital lease, which were subleased to Genesis. As such, the Partnership's revenues and ability to make distributions to partners' depend, in significant part, upon the revenues derived from Genesis (See Note 4).

2.  Summary of Significant Accounting Policies

Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses during the reporting period. Actual results could vary from those estimates.


                ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                              (Continued)


     Cash and Cash Equivalents

     The Partnership considers all short-term, highly liquid investments that are readily convertible to cash and have an original maturity of three months or less at the time of purchase to be cash equivalents.

     Restricted Cash

     Restricted cash represents future lease payments on the capital lease obligations and principal and interest payments on the note payable to owners of the skilled nursing facilities required to be deposited to a lockbox.

     Properties Under Capital Leases

     Properties under capital leases consist of real estate properties, which are recorded at cost. Acquisition costs and transaction fees, including legal fees and external due diligence costs, are capitalized as a cost of the respective property. The cost of real estate properties under capital lease is allocated between land and buildings and improvements based upon estimated fair values at the time of acquisition. Amortization of properties under capital lease is provided for on a straight-line basis over an estimated composite useful life of 28.5 years for buildings and improvements.

     Impairment of Long-Lived Assets and Long-Lived Assets to be
     Disposed of

     The Partnership reviews its long-lived assets, which includes properties under capital leases, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.


                ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                              (Continued)


     Income Taxes

     No provision for income taxes is necessary in the financial statements of the Partnership because, as a partnership, it is not subject to income taxes and the tax effect of its activities accrues to the partners.

     Subleases and Rental Income

     Real estate properties under capital lease are subleased to operators on a long-term triple net-lease basis. Triple net-leases require lessees to pay all operating expenses, taxes, insurance, maintenance and other costs, including a portion of capital expenditures. Subleases provide for minimum rent, based on the lesser of stated amounts in the sublease agreement or minimum rent for the prior year multiplied by two times the change in the Consumer Price Index ("minimum rent leases"). Sublease payments are recognized as revenue as earned in accordance with the sub lease agreements.

3.  Properties Under Capital Leases

     The Partnership conducts all of its operations from properties which are classified as capital leases. As of December 31, 2001 and 2000, properties under capital lease consisted of seven skilled nursing facilities with a total of 1,176 beds located in two states. All of the leases are for 10 years and expire in 2008.

     The following is an analysis of properties under capital lease at December 31, 2001 and 2000 by major class (dollars in thousands):


                                                   2001        2000
                                                ----------------------
Real estate properties, at cost                  $100,108    $100,108
Less- accumulated depreciation                    (11,709)     (8,197)
Land                                               11,123      11,123
                                                ----------------------
Net real estate properties                       $ 99,522    $103,034
                                                ----------------------

     Included in the future minimum lease payments is a $65,000 property maintenance fee the Company is required to pay to the lessor each year for the term of the lease. The following is a schedule by years of future minimum lease payments under capital leases together with the present value of the minimum lease payments as of December 31, 2001 (dollars in thousands):

                ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                              (Continued)



          2002                             $  4,245
          2003                                4,245
          2004                                4,245
          2005                                4,245
          2006                                4,245
          Thereafter                         74,692
                                          -----------
          Total minimum lease payments       95,917
          Less: amount representing
           interest at 7.06% per annum       30,944
                                         -----------
          Present value of future minimum
           lease payments                  $ 64,973
                                         ===========

     The Partnership subleases these properties to operators pursuant to long-term triple net leases. Effective September 1, 2001, the annual minimum sublease payments have been increased to $10,050,000 per year. At December 31, 2001 future minimum sublease payments receivable are as follows (dollars in thousands):

                   2002                               $10,050
                   2003                                10,050
                   2004                                10,050
                   2005                                10,050
                   2006                                10,050
                   Thereafter                          25,125
                                                     ---------
                   Total minimum sublease payments    $75,375
                                                     =========

4.  Concentration of Risk

     Revenues recorded by the Partnership under leases with Genesis aggregated $9.9 million and $9.8 million in 2001 and 2000. The Partnership's revenues and ability to make distributions to partners' depends, in significant part, upon the revenues derived from Genesis.

     On June 22, 2000, Genesis filed for protection under Chapter 11 of the United States Bankruptcy Code. On October 2, 2001, Genesis announced that it along with The Multicare Companies, Inc., had successfully completed their reorganization and had emerged from bankruptcy.


                ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                              (Continued)

5. Notes Payable

     The Partnership partially financed the acquisition of properties under capital leases with notes payable of $8.5 million to Genesis, $17.7 million to the owners of the skilled nursing facilities and $17.6 million to the Limited Partner. The $8.5 million promissory note bears interest at an annual rate of 8% for the first year, 9% for the second year and 10% for remainder of the term of the note, with interest payable monthly through September 3, 2003. The $17.7 million promissory note bears interest at 7.06% annually, with principal and interest payable monthly through September 1, 2008. The $17.6 million subordinated demand loan payable to the Limited Partner bears interest at 12% and is due on demand. Under the terms of the agreements approved by the U. S. Bankruptcy Court, Meridian Healthcare, Inc. (a Genesis affiliate) assigned to ElderTrust Operating Limited Partnership, the Limited Partner, the $8.5 million promissory note, in consideration for reductions in the loan balances on the loans Genesis owed to ElderTrust Operating Limited Partnership. A modification to the note was executed to extend the term until September 2008 and change the interest rate to 8%.

6.  Partners' Capital

     The Partnership percentage interests of the partners are as follows:

       General Partners                   1%
       Limited Partner                   99%
                                     ----------
                                        100%
                                     ==========

     Distribution of Cash

     Cash flow, as defined in the partnership agreement, shall be distributed to the partners in proportion to their percentage interests.

     Distribution of Income or Loss

     Net income or loss of the Partnership shall be allocated to the partners in proportion to their percentage interests.


                ET SUB-MERIDIAN LIMITED PARTNERSHIP, L.L.P.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                              (Continued)

     7.  Disclosure About Fair Value of Financial Instruments

     The carrying amount of cash and cash equivalents and restricted cash approximates fair value based on the short-term nature of these investments.

     The fair value of the Partnership's notes payable at December 31, 2001 and 2000 is estimated using discounted cash flow analysis and currently prevailing rates. The difference between the carrying amount and the fair value of the Partnership's notes payable at December 31, 2001 and 2000 is not significant.

8.  Related Party Transactions

     The Partnership paid management fees of $24,000 for 2001 and 2000 to the Limited Partner for administrative services provided to the Partnership.

     At December 31, 2001 and 2000, Mr. D. Lee McCreary, the President, Chief Executive Officer and Chief Financial Officer of ElderTrust, was the sole member of the limited liability company which owned the 1% general partner interest in the Partnership.



                       Independent Auditors' Report

The Members
ET Sub - Cabot Park, L.L.C.:

We have audited the accompanying balance sheets of ET Sub - Cabot Park, L.L.C. as of December 31, 2001 and 2000, and the related statements of operations, members' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ET Sub-Cabot Park, L.L.C. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

 /s/ KPMG LLP


McLean, Virginia
September 25, 2002

                        ET SUB-CABOT PARK, L.L.C.
                            Balance Sheets
                 December 31, 2001, 2000 and June 30,2002
                        (dollars in thousands)



          Assets                     June 30, 2002
                                      (unaudited)      2001       2000
                                    -----------------------------------
Real estate property, at cost         $   15,950      15,950    15,950
Less - accumulated depreciation           (2,006)     (1,726)   (1,166)
Land                                       1,772       1,772     1,772
                                    -----------------------------------
     Net real estate property             15,716      15,996    16,556
                                    -----------------------------------
Cash and cash equivalents                    198         146        54
Restricted cash                              549         542       535
Prepaid expenses                               4           1         1
                                    -----------------------------------
                                      $   16,467      16,685    17,146
                                    ===================================

Liabilities and Members' Deficit
Mortgage payable (note 4)             $   12,688      12,745    12,854
Note payable to affiliate (note 5)         2,237       2,291     2,386
Note payable to member (note 3)            1,672       1,672     1,672
Accounts payable and accrued expenses          1           1         5
Accounts payable to related parties          383         385       386
Security deposit                             269         269       269
                                    -----------------------------------
     Total liabilities                    17,250      17,363    17,572

Members' deficit (note 3)                   (783)       (678)     (426)
                                    -----------------------------------
                                      $   16,467      16,685    17,146




                           ET SUB - CABOT PARK, L.L.C.
                            Statements of Operations
                     Years ended December 31, 2001, 2000 and
                    the six months ended June 30,2002 and 2001
                             (dollars in thousands)

                                 June 30,     June 30,
                                  2002          2001
                               (unaudited)  (unaudited)   2001    2000
                               ------------------------------------------
Revenue:
  Rental                       $     846         833     1,669    1,644
  Other                                7          14        23       38
                               ------------------------------------------
Total revenue                        853         847     1,692    1,682

Expenses:
  Interest (notes 3, 4 and 5)        662         676     1,349    1,377
  Depreciation                       280         281       560      559
  General and administrative           4           3        10        7
  Management fee (note 7)             12          12        24       24
                               ------------------------------------------
        Total expenses               958         972     1,943    1,967
                               ------------------------------------------
Net loss                       $    (105)       (125)     (251)    (285)
                               ==========================================


                         ET SUB - CABOT PARK, L.L.C.
                       Statements of Members' Deficit
                   Years ended December 31, 2001, 2000 and
                      the six months ended June 30, 2002
                           (dollars in thousands)


                                                             ElderTrust
                                                             Operating
                                         Managing Member      Limited
                                        -----------------
                               Total    Cabot ALF, L.L.C.   Partnership
                             --------- ------------------- -------------
Balance at January 1, 2000     ($62)             ($1)          ($61)
  Distributions                 (79)              (1)           (78)
  Net loss                     (285)              (3)          (282)
                             --------- ------------------- -------------
Balance at December 31, 2000   (426)              (5)          (421)
  Distributions                  (1)              (1)             -
  Net loss                     (251)              (2)          (249)
                             --------- ------------------- -------------
Balance at December 31, 2001   (678)              (8)          (670)
  Net loss (unaudited)         (105)              (1)          (104)
                             --------- ------------------- -------------
Balance at June 30, 2002
 (unaudited)                  ($783)             ($9)         ($774)
                             ========= =================== =============

              See accompanying notes to financial statements.


                        ET SUB - CABOT PARK, L.L.C.
                         Statements of Cash Flows
                Years ended December 31, 2001 and 2000 and
                the six months ended June 30, 2002 and 2001
                         (dollars in thousands)

                                 June 30,     June 30,
                                  2002          2001
                               (unaudited)  (unaudited)   2001    2000
                               ------------------------------------------
Cash flows from operating
 activities:
  Net loss                      $ (105)         (125)     (251)    (285)
  Adjustments to reconcile
   net loss to net cash
   Provided by operating
    activities:
     Depreciation                  280           281       560      560
     Decrease in accounts
      receivable                     -             -         -        2
     Increase in prepaid
      expenses                       -             -         -       (1)
     Increase (decrease) in
      accounts payable and
      accrued expenses              (3)           (4)       (4)       1

     Increase (decrease) in
      accounts payable to
      related parties               (2)           (4)       (1)      62
                               ------------------------------------------
     Net cash provided by
      operating activities         170           148       304      339
                               ------------------------------------------
Cash flows used in investing
 activities - increase in
 restricted cash                    (7)          (13)       (7)     (21)
                               ------------------------------------------
Cash flows from financing
 activities:
  Distributions to members           -             -        (1)     (79)
  Repayment of mortgages payable   (57)          (53)     (109)    (103)
  Repayment of note payable to
   affiliate                       (54)           46       (95)     (82)
                               ------------------------------------------
     Net cash used by
      financing activities        (111)           (7)     (205)    (264)
                               ------------------------------------------

     Net increase in cash and
      cash equivalents              52           128        92       54
Cash and cash equivalents at
 beginning of year                 146            54        54        -
                               ------------------------------------------
Cash and cash equivalents at
 end of year                    $  198            182      146       54
                               ==========================================

Supplemental disclosure of
 cash flow information:

    Cash paid for interest      $  663            678    1,352    1,376
                               ==========================================

                       ET SUB-CABOT PARK, L.L.C.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                        (dollars in thousands)

(1)	Organization

      ET Sub-Cabot Park, L.L.C. (the "Company") was formed on October 23, 1998 pursuant to the State of Delaware Limited Liability Company Act for the purpose of acquiring and leasing an assisted living facility in Newtonville, Massachusetts, (the "Property"). The operating agreement establishing the Company expires on December 31, 2096 unless earlier dissolved by the members.

(2)	Summary of Significant Accounting Policies

      Basis of Accounting and Income Taxes

      The Company maintains its accounting records on the accrual basis for financial statement reporting purposes. Federal and state income taxes accrue to the individual members; accordingly, no federal or state income taxes have been provided in the accompanying financial statements.

      Revenue Recognition

      The Property is leased to Genesis ElderCare Partnership of New England, Limited Partnership ("GEP") on a long-term triple net lease basis that requires the GEP to pay all operating expenses, taxes, insurance, maintenance and other costs, including a portion of capitalized expenditures. The lease provides for base rent, increasing each year by the lesser of a stated percentage or the Consumer Price Index for the immediately preceding year. Performance under the lease has been guaranteed by Genesis Health Ventures, Inc., an affiliate of GEP.

	Cash and Cash Equivalents

      The Company considers all short-term, highly liquid investments that are readily convertible to cash and have an original maturity of three months or less at the time of purchase to be cash equivalents.

	Restricted Cash

      Restricted cash represents operating reserve funds required in connection with the third party debt associated with the property.

	Rental Property

      Rental property is stated at cost. Depreciation is computed using the straight-line method over an estimated composite useful life of
      28.5 years.

	Impairment of Long-Lived Assets

      The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets.


                       ET SUB-CABOT PARK, L.L.C.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                        (dollars in thousands)
                              (Continued)

      Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements and the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)	Members' Capital and Note Payable

      Profits and losses are allocated, and distributions are made in proportion to each member's respective percentage interest as defined in the Operating agreement:

      ALF is owned by D. Lee McCreary, the President and Chief Executive Officer of ElderTrust, the General Partner of ETOP.

      On November 30, 1998, the Company issued a note payable in the amount of $2,596 to ETOP. Interest accrues on the note at 12 percent per annum. Payments of interest only are due monthly with principal due on demand. During December 1998, the Company repaid $924 of outstanding principal.

(4)	Mortgage Payable

      On November 30, 1998, the Company assumed a mortgage payable in the amount of $13,070 to the Massachusetts Housing Finance Agency. The
      note is secured by the rental property. Interest accrues on the mortgage at 5.80 percent per annum, which represents the prevailing market interest rate applicable to this type of mortgage on the date it was assumed by the Company. Principal and interest are due in monthly payments of $71 until maturity in January, 2037.

      Future minimum annual principal payments on the mortgage payable are as follows:

                       ET SUB-CABOT PARK, L.L.C.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                        (dollars in thousands)
                              (Continued)


        2002                         $      115
        2003                                122
        2004                                130
        2005                                137
        2006                                146
        Thereafter                       12,095
                                   ---------------
                                     $   12,745
                                   ===============


(5)	Note Payable To Affiliate

      On November 30, 1998, the Company issued a note payable in the amount of $2,541 to ET Capital Corp., an entity in which ETOP holds a 95 percent interest. Interest accrues on the mortgage at 14 percent per annum. Principal and interest are due monthly until maturity in December 2011.

      Future minimum annual principal payments on the note payable are as follows:

        2002                         $      111
        2003                                126
        2004                                147
        2005                                170
        2006                                196
        Thereafter                        1,541
                                   ---------------
                                     $    2,291
                                   ===============

(6)	Leases

      The following table summarizes future minimum rental revenues from tenants under the noncancelable operating lease as of December 31, 2001.

        2002                         $    1,694
        2003                              1,694
        2004                              1,694
        2005                              1,694
        2006                              1,694
        Thereafter                        3,244
                                   ---------------
                                     $   11,714
                                   ===============


                       ET SUB-CABOT PARK, L.L.C.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                        (dollars in thousands)
                              (Continued)


(7)	Related Party Transactions

      The Company pays $2 per month to ETOP for services related to property accounting and management under an informal agreement. Expense recognized under the agreement was $24 in both 2001 and 2000. On September 25, 2002, ETOP acquired an option to acquire Mr. McCreary's interest in ALF for the fair value of ALF's only asset, it's interest in the Company. The option is exercisable at the discretion of ETOP through December 31, 2003. ETOP intends to exercise this option during 2002.



                       Independent Auditor's Report

The Members
ET Sub - Cleveland Circle, L.L.C.:

We have audited the accompanying balance sheets of ET Sub - Cleveland Circle, L.L.C. as of December 31, 2001 and 2000, and the related statements of operations, members' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ET Sub - Cleveland Circle, L.L.C. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP


McLean, VA
September 25, 2002




                     ET SUB - CLEVELAND CIRCLE, L.L.C.
                             Balance Sheets
                 December 31, 2001, 2000 and June 30,2002
                         (dollars in thousands)


Assets                                     June 30,
                                             2002
                                         (unaudited)     2001     2000
                                         -------------------------------
Real estate property, at cost            $  13,161     13,161   13,161
Less - accumulated depreciation             (1,655)    (1,424)    (962)
Land                                         1,469      1,468    1,468
                                         -------------------------------
     Net real estate property               12,975     13,205   13,667
Cash and cash equivalents                      300        222       76
Restricted cash                                520        513      505
Prepaid expenses                                 3          1        1
                                         -------------------------------
                                         $  13,798     13,941   14,249
                                         ===============================

Liabilities and Members' Deficit
Mortgage payable (note 4)                $  11,040     11,151   11,364
Note payable to affiliate (note 5)             847        885      952
Note payable to member (note 3)              1,459      1,459    1,459
Accounts payable and accrued expenses            1          1        3
Accounts payable to related parties            376        376      377
Security deposit                               226        226      226
                                         -------------------------------
     Total liabilities                      13,949     14,098   14,381
Members' deficit (note 3)                     (151)      (157)    (132)
                                         -------------------------------

                                         $  13,798     13,941   14,249
                                         ===============================



                      ET SUB - CLEVELAND CIRCLE, L.L.C.
                         Statements of Operations
                   Years ended December 31, 2001, 2000 and
                  the six months ended June 30, 2002 and 2001
                          (dollars in thousands)


                                 June 30,     June 30,
                                  2002          2001
                               (unaudited)  (unaudited)   2001    2000
                               ------------------------------------------
Revenue:
  Rental (note 6)              $     748        737      1,477    1,453
  Other                                7         14         22       35
                               ------------------------------------------
     Total revenue                   755        751      1,499    1,488
                               ------------------------------------------
Expenses:
  Interest (notes 3, 4 and 5)        503        516      1,028    1,056
  Depreciation                       231        231        462      462
  General and administrative           3          4          8        6
  Management fee (note 7)             12         12         24       24
                               ------------------------------------------
     Total expenses                  749        763      1,522    1,548
                               ------------------------------------------
Net income (loss)              $       6        (12)       (23)     (60)
                               ==========================================



                     ET SUB - CLEVELAND CIRCLE, L.L.C.
                      Statements of Members' Deficit
                Years ended December 31, 2001 and 2000 and
                    the six months ended June 30, 2002
                         (dollars in thousands)



                                                              ElderTrust
                                           Managing Member    Operating
                                        ---------------------  Limited
                                 Total  Cleveland ALF, L.L.C. Partnership
                                ------------------------------------------
Balance at January 1, 2000      $  140             1              139
  Distributions                   (212)           (2)            (210)
  Net loss                         (60)           (1)             (59)
                                ------------------------------------------
Balance at December 31, 2000      (132)           (2)            (130)
  Distributions                     (2)           (2)               -
  Net loss                         (23)            -              (23)
                                ------------------------------------------
Balance at December 31, 2001    $ (157)           (4)            (153)
  Net income (unaudited)             6             -                6
                                ------------------------------------------
Balance at June 30, 2002
 (unaudited)                    $ (151)           (4)            (147)
                                ==========================================

            See accompanying notes to financial statements.



                     ET SUB - CLEVELAND CIRCLE, L.L.C.
                       Statements of Cash Flows
               Years ended December 31, 2001 and 2000 and
                   the six months ended June 30, 2002
                        (dollars in thousands)

                                 June 30,     June 30,
                                  2002          2001
                               (unaudited)  (unaudited)   2001    2000
                               ------------------------------------------

Cash flows from operating
 activities:
   Net income (loss)            $      6          (12)     (23)     (60)
   Adjustments to reconcile
    net loss to net cash
    Provided by operating
     activities:
     Depreciation                    230          231      462      462
     Decrease in accounts
      receivable                       -            -        -        2
     Increase in prepaid
      expenses                         -            -        -       (1)
     Increase (decrease) in
      accounts payable and
      accrued expenses                (2)          (4)      (2)       1
     Increase (decrease) in
      accounts payable to
      related  parties                 -            -       (1)     159
                               ------------------------------------------
  Net cash provided by
   operating activities              234          215      436      563
                               ------------------------------------------
Cash flows used in investing
 activities - increase in
 restricted cash                      (7)         (14)      (8)     (16)
                               ------------------------------------------
Cash flows from financing
 activities:
   Distributions to members            -            -       (2)    (212)
   Repayment of mortgages payable   (111)        (106)    (213)    (200)
   Repayment of note payable to
    affiliate                        (38)         (35)     (67)     (59)
                               ------------------------------------------
  Net cash used by financing
   activities                       (149)        (141)    (282)    (471)
                               ------------------------------------------
  Net increase in cash and
   cash equivalents                   78           60      146       76
  Cash and cash equivalents at
   beginning of year                 222           76       76        -
                               ------------------------------------------
Cash and cash equivalents at
 end of year                   $     300          136      222       76
                               ==========================================

Supplemental disclosure of
 cash flow information:

Cash paid for interest           $   503          518    1,030    1,055
                               ==========================================

              See accompanying notes to financial statements.

                       ET SUB-CLEVELAND CIRCLE, L.L.C.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                        (dollars in thousands)

(1)	Organization

      ET Sub - Cleveland Circle, L.L.C. (the "Company") was formed on October 23, 1998 pursuant to the State of Delaware Limited Liability Company Act for the purpose of acquiring and leasing an assisted living facility and adjacent community center in Brookline, Massachusetts, (the "Property"). The operating agreement establishing the Company expires on December 31, 2096 unless earlier dissolved by the members.

(2)	Summary of Significant Accounting Policies

      Basis of Accounting and Income Taxes

      The Company maintains its accounting records on the accrual basis for financial statement reporting purposes. Federal and state income taxes accrue to the individual members; accordingly, no federal or state income taxes have been provided in the accompanying financial statements.

      Revenue Recognition

      The assisted living facility and the community center are leased to Genesis ElderCare Partnership of New England, Limited Partnership ("GEP") and Genesis Health Ventures, Inc. (GHV), respectively. GHV has subleased the community center to the Jewish Community Centers of Greater Boston, Inc. Both facilities are leased on a long-term triple net lease basis that requires the tenants to pay all operating expenses, taxes, insurance, maintenance and other costs, including a portion of capitalized expenditures. The lease for the assisted living facility provides for base rent, increasing each year by the lesser of a stated percentage or the Consumer Price Index for the immediately preceding year. The lease for the community center provides for a stated annual rent of $80,000 through expiration in 2005. Performance under the lease for the assisted living facility has been guaranteed by Genesis Health Ventures, Inc., an affiliate of GEP.

 	Cash and Cash Equivalents

      The Company considers all short-term, highly liquid investments that are readily convertible to cash and have an original maturity of three months or less at the time of purchase to be cash equivalents.

	Restricted Cash

      Restricted cash represents operating reserve funds required in connection with the third party debt associated with the property.

	Rental Property

      Rental property is stated at cost. Depreciation is computed using the straight-line method over an estimated composite useful life of 28.5 years.

	Impairment of Long-Lived Assets

      The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets.

                     ET SUB-CLEVELAND CIRCLE, L.L.C.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                        (dollars in thousands)
                             (Continued)

	Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements and the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)	Members' Capital and Note Payable

      Profits and losses are allocated, and distributions are made in proportion to each member's respective percentage interest as defined in the Operating agreement:

          Cleveland ALF, L.L.C. - managing member ("ALF")      1%
          ElderTrust Operating Limited Partnership ("ETOP")   99%
                                                            ------
                                                             100%
                                                            ======


      ALF is owned by D. Lee McCreary, the President and Chief Executive Officer of ElderTrust, the General Partner of ETOP.

      On November 30, 1998, the Company issued a note payable in the amount of $2,225 to ETOP. Interest accrues on the note at 12 percent per annum. Payments of interest only are due monthly with principal due on demand. During December 1998, the Company repaid $766 of outstanding principal.

(4)	Mortgage Payable

      On November 30, 1998, the Company assumed a mortgage payable in the amount of $11,784 from the Massachusetts Housing Finance Agency. The note is secured by the rental property. Interest accrues on the mortgage at 5.80 percent per annum, which represents the prevailing market interest rate applicable to this type of mortgage on the date it was assumed by the Company. Principal and interest are due in monthly payments of $72 until maturity in October, 2025.

      Future minimum annual principal payments on the mortgage payable are as follows:

                  2002             $  225
                  2003                238
                  2004                253
                  2005                268
                  2006                283
                  Thereafter        9,884
                                 ---------
                                 $ 11,151
                                 =========


                     ET SUB-CLEVELAND CIRCLE, L.L.C.
                      Notes to Financial Statements
                 December 31, 2001 and December 31, 2000
                        (dollars in thousands)
                             (Continued)

(5)  Note Payable To Affiliate

      On November 30, 1998, the Company issued a note payable in the amount of $1,062 to ET Capital Corp., an entity in which ETOP holds a 95 percent interest. Interest accrues on the mortgage at 14 percent per annum. Principal and interest payments of $17 are due monthly until maturity in December 2008.

      Future minimum annual principal payments on the note payable are as follows:

                2002              $    78
                2003                   90
                2004                  103
                2005                  119
                2006                  137
                Thereafter            357
                                  ---------
                                  $   884
                                  =========

(6)	Leases

      The following table summarizes future minimum rental revenues from tenants under the noncancelable operating leases as of December 31, 2001.


(7)	Related Party Transactions

      The Company pays $2 per month to ETOP for services related to property accounting and management under an informal agreement. Expenses recognized under the agreement was $24 in both 2001 and 2000. On September 25, 2002, ETOP acquired an option to acquire
      Mr. McCreary's interest in ALF for the fair value of ALF's only asset, it's interest in the Company. The option is exercisable at the desecration of ETOP through December 31, 2003. ETOP intends to exercise this option during 2002




     (b)  Pro forma financial information.

     The required pro forma financial information giving effect to completion of the Acquisition is set forth below.

                               ELDERTRUST
                          PROFORMA BALANCE SHEET
                           As of June 30, 2002
                          (Dollars in thousands)

                                                                     Pro Forma
                            ETT      Meridian    Cabot   Cleveland Adjustments  Pro Froma
                          ----------------------------------------------------  ---------
     ASSETS
Assets:
  Real estate
   properties, at cost      $167,969        -   15,950    13,161         -      $197,080
   Less - accumulated
    depreciation             (22,548)       -   (2,006)   (1,655)        -       (26,209)
  Land                        17,185        -    1,772     1,469         -        20,426
  Property held for sale         991        -        -         -         -           991
  Property under capital
   lease net of
   accumulated
   amortization of $13,466         -   97,766        -         -         -        97,766
                          ----------------------------------------------------  ---------
     Net real estate
      properties             163,597   97,766   15,716    12,975         -       290,054

  Cash and cash equivalents    3,075       32      198       300         -         3,605
  Restricted cash              8,727    1,218      549       520         -        11,014
  Accounts receivable            123        -        -         -         -           123
  Accounts receivable from
   unconsolidated entities     1,577        -        -         -    (1,537)a          40
  Prepaid expenses               413       15        4         3         -           435

  Investment in and
   advances to
   unconsolidated entities,
   net of allowance           22,928        -        -         -   (19,870)b       3,058
  Other assets, net of
   accumulated
   amortization and
   depreciation                  614        -        -         -         -           614
                          ----------------------------------------------------  ---------
     Total Assets           $201,054   99,031   16,467    13,798   (21,407)     $308,943
                          ====================================================  =========

     LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Bank credit facility       $3,271         -        -         -         -        $3,271
  Accounts payable and
   accrued expenses             796       557        1         1         -         1,355
  Accounts payable to
   related parties               11       814      383       376    (1,537)a          47
  Rent received in advance        -         -        -         -         -             -
  Mortgages and bonds
   payable                  106,131         -   12,688    11,040         -       129,859
  Capital lease obligation        -    65,128        -         -         -        65,128
  Notes payable                   -    12,411        -         -         -        12,411
  Notes payable to related
   party                        901    26,076    3,909     2,306   (29,206)c       3,986
  Other liabilities           3,284     2,544      269       226         -         6,323
                          ----------------------------------------------------  ---------
     Total liabilities      114,394   107,530   17,250    13,949   (30,743)      222,380

Minority interest             3,819         -        -         -       (97)d       3,722

Shareholders' equity:

Preferred shares, $.01 par
 value; 20,000,000 shares
 authorized; none
 outstanding                      -         -        -         -         -             -

Common shares, $.01 par
 value; 100,000,000 shares
 authorized; 7,409,189
 shares issued and
 outstanding                     74         -        -         -         -            74

Capital in excess of par
 value                      121,641         -        -         -         -       121,641
Distributions in excess
 of earnings                (38,874)        -        -         -         -       (38,874)
Partners' capital (deficit)       -    (8,499)    (783)     (151)    9,433e            -
                          ----------------------------------------------------  ---------
   Total shareholders'
    equity                   82,841    (8,499)    (783)     (151)    9,433        82,841
                          ----------------------------------------------------  ---------
   Total liabilities and
    shareholders' equity   $201,054    99,031   16,467    13,798   (21,407)     $308,943
                          ===================================================== =========


Footnotes:

(a)  To eliminate intercompany payables as follows:
         Meridian        ($814)
         Cabot            (357)
         Cleveland        (366)
                       ---------
                       ($1,537)a
                       ---------

(b) Investment in and advances to unconsolidated entities includes the following elimination's:

     Meridian note payable to ETOP          ($17,576)
     Meridian note payable to ETOP - MHI      (8,500)
     Cabot note payable to ETOP               (1,672)
     Cleveland note payable to ETOP           (1,459)
     ETOP's investment in Meridian             8,414

Footnotes Continued:

     ETOP's investment in Cabot                  774
     ETOP's investment in Cleveland              148
                                            ----------
                                            ($19,870)b
                                            ----------

(c) Notes payable to related party includes the elimination of the following:

     Meridian note payable to ETOP          ($17,576)
     Meridian note payable to ETOP - MHI      (8,500)
     Cabot note payable to ETOP               (1,672)
     Cleveland note payable to ETOP           (1,459)
                                            ----------
                                            ($29,206)c
                                            ----------
(d) 1% minority interest in cumulative earnings for Meridian, Cabot and Cleveland

     Meridian cumulative earnings               ($85)
     Cabot cumulative earnings                    (9)
     Cleveland cumulative earnings                (3)
                                            ----------
                                                ($97)d
                                            ----------
(e) To eliminate the income from Meridian, Cabot and Cleveland and to include the 1% minority interest

     Meridian investment income               $8,414
     Cabot investment income                     774
     Cleveland investment income                 148
     Meridian minority interest                   85
     Cabot minority interest                       9
     Cleveland minority interest                   3
                                            ----------
                                              $9,433e
                                            ----------


                       PROFORMA FINANCIAL STATEMENTS
               For the Twelve Months Ended December 31, 2001
                         (Dollars in thousands)

                                                                     Pro Forma
                            ETT      Meridian    Cabot   Cleveland Adjustments  Pro Froma
                          ----------------------------------------------------  ---------
Revenues:
Rental revenues           $18,761      9,883     1,669    1,477          -      $31,790
Interest, net of
 amortization of deferred
 loan origination costs     2,715          -         -        -          -        2,715
Interest from
 unconsolidated equity
 investees                  3,920          -         -        -     (3,150)a        770
Other income                  234         67        23       22        (72)b        274
                          ----------------------------------------------------  ---------
     Total revenues        25,630      9,950     1,692    1,499     (3,222)      35,549

Expenses:
Property operating
 expenses                   1,250          -         -        -          -        1,250
Interest expense,
 including amortization
 of deferred finance
 costs                     11,728      5,561     1,146      850          -       19,285
Interest expense,
 related party                  -      2,770       203      177     (3,150)a          -
Depreciation &
 amortization               5,678      3,512       560      462          -       10,212
General and
 administrative             3,253         49        10        9          -        3,321
Management fee related
 party                          -         24        24       24        (72)b          -
Bad debt expense              116         47         -        -          -          163
Loss on impairment of
 long-lived assets            450          -         -        -          -          450
                          ----------------------------------------------------  ---------
Total expenses             22,475     11,963     1,943    1,522     (3,222)      34,681
                          ----------------------------------------------------  ---------

Net income (loss) before
 equity in losses of
 unconsolidated entities
 and minority interest      3,155     (2,013)     (251)     (23)         -         868

Equity in losses of
 unconsolidated
 entities, net             (2,590)         -         -        -      2,264c       (326)
Minority interest             (41)         -         -        -         23d        (18)
                          ----------------------------------------------------  ---------
Net income (loss)            $524     (2,013)     (251)     (23)     2,287        $524
                          ====================================================  =========

Footnotes:
(a)  Interest expense related to the following:


    Meridian $17,576 Note Payable to ETOP.
     Interest expense for the year             ($2,138)
    Meridian $8,500 Note Payable to ETOP -
     MHI.  Interest expense for the year          (631)
    Cabot $1,672 Note Payable to ETOP.
     Interest expense for the year                (203)
    Cleveland $1,459 Note Payable to ETOP.
     Interest expense for the year                (177)
                                               ---------
                                               ($3,150)a
                                               ---------

Footnotes Continued:
(b)  Management fees are as follows:

     Meridian total management fees for the
      year ended Dec. 31, 2001                    ($24)
     Cabot total management fees for the
      year ended Dec. 31, 2001                     (24)
     Cleveland total management fees for
      the year ended Dec. 31, 2001                 (24)
                                               ---------
                                                  ($72)b
                                               ---------

(c)  To eliminate 99% equity in earnings of the following:

     Meridian net loss of $2,013                 $1,992
     Cabot net loss of $251                         249
     Cleveland net income of $24                     23
                                               ---------
                                                 $2,264c
                                               ---------

(d)  To include 1% minority interest for the following:

     Meridian net loss of $2,013                    $20
     Cabot net loss of $251                           3
     Cleveland net income of $24                      -
                                               ---------
                                                    $23d
                                               ---------


                      PROFORMA FINANCIAL STATEMENTS
                 For the Six Months Ended June 30, 2002
                        (Dollars in thousands)



                                                                     Pro Forma
                            ETT      Meridian    Cabot   Cleveland Adjustments  Pro Froma
                          ----------------------------------------------------  ---------
Revenues:
Rental revenues            $9,254     5,025        846      748         -       $15,873
Interest, net of
 amortization of
 deferred loan
 origination costs            144         -          -        -         -           144
Interest from
 unconsolidated equity
 investees                  1,837         -          -        -    (1,591)a         246
Other income                  234         3          7        7       (36)b         215
                          ----------------------------------------------------  ---------
Total revenues             11,469     5,028        853      755    (1,627)       16,478
                          ----------------------------------------------------  ---------

Expenses:
Property operating
 expenses                     713         -          -        -         -           713
Interest expense,
 including amortization
 of deferred finance costs  4,220     2,750        561      415         -         7,946
Interest expense,
 related party                  -     1,402        101       88    (1,591)a           -
Depreciation &
 amortization               2,982     1,756        280      231         -         5,249
General and
 administrative             1,223        19          4        3         -         1,249
Management fee
 related party                  -        12         12       12       (36)b           -
Bad debt expense               19         -          -        -         -            19
                          ----------------------------------------------------  ---------
Total expenses              9,157     5,939        958      749    (1,627)       15,176
                          ----------------------------------------------------  ---------

Net income (loss) before
 equity in losses of
 unconsolidated entities
 and minority interest      2,312     (911)       (105)       6         -         1,302

Equity in losses of
 unconsolidated
 entities, net             (1,066)       -           -        -     1,000c          (66)
Minority interest             (66)       -           -        -        10d          (56)
                          ----------------------------------------------------  ---------
Net income (loss) from
 continuing operations      1,180     (911)       (105)       6     1,010         1,180

Loss on discontinued
 operations after
 minority interest           (229)       -           -        -         -          (229)
                          ----------------------------------------------------  ---------
Net income (loss)           $ 951     (911)       (105)       6     1,010          $951
                          ====================================================  =========

Footnotes:

(a)  Interest expense relates to the following:

     Meridian $17,576 Note Payable to ETOP.
      Interest expense for the six months          ($1,060)
     Meridian $8,500 Note Payable to ETOP - MHI.
      Interest expense for the six months             (342)
     Cabot $1,672 Note Payable to ETOP.
      Interest expense for the six months             (101)
     Cleveland $1,459 Note Payable to ETOP.
      Interest expense for the six months              (88)
                                                  ----------
                                                   ($1,591)a
                                                  ----------

(b)  Management fees are as follows:

     Meridian total management fees for the
      six months ended June 30, 2002                  ($12)
     Cabot total management fees for the six
      months ended June 30, 2002                       (12)
     Cleveland total management fees for the
      six months ended June 30, 2002                   (12)
                                                  ----------
                                                      ($36)b
                                                  ----------

(c)  To eliminate 99% equity in earnings of the following:

     Meridian net loss of $911                        $902
     Cabot net loss of $105                            104
     Cleveland net income of $6                         (6)
                                                  ----------
                                                    $1,001c
                                                  ----------

(d)  To include 1% minority interest for the following:

     Meridian net loss of $911                         $9
     Cabot net loss of $105                             1
     Cleveland net income of $6                         -
                                                  ----------
                                                      $10d
                                                  ----------

(c)  Exhibits.

Exhibit
Number        Exhibit Description
-------     -----------------------
2.1         Assignment of Partnership Interest and Second
            Amendment to Agreement of Limited Partnership of ET
            Sub-Meridian Limited Partnership, L.L.P. dated
            September 25, 2002, by and among Toughkenamon, LLC,
            ElderTrust Operating Limited Partnership and ET
            Meridian General Partner, L.L.C.
2.2         Option Agreement, dated as of September 25, 2002, by
            and between D. Lee McCreary, Jr. and ElderTrust
            Operating Limited Partnership relating to interest in and to Cabot ALF, L.L.C.
2.3         Option Agreement, dated as of September 25, 2002, by
            and between D. Lee McCreary, Jr. and ElderTrust
            Operating Limited Partnership relating to interest in and to Cleveland ALF, L.L.C.
99.1        Lease Agreement, dated as of November 30, 1993, by and
            between Heritage Associates Limited Partnership and
            MHC Acquisition Corporation
99.2        Amendment No. 1 to Lease Agreement, dated as of
            August 1, 1994, by and between Heritage Associates
            Limited Partnership and Meridian Healthcare, Inc.
99.3        Amendment No. 2 to Lease Agreement, dated as of
            August 1, 1994, by and between Heritage Associates
            Limited Partnership and Meridian Healthcare, Inc.
99.4        Amendment No. 3 to Lease Agreement, dated as of
            September 3, 1998, by and between Heritage Associates
            Limited Partnership and ET Sub-Meridian Limited
            Partnership, L.L.P.
99.5        Assignment of Lease Agreement, dated as of September
            3, 1998, by and between Heritage Associates Limited
            Partnership and ET Sub-Meridian Limited Partnership,
            L.L.P.
99.6        Schedule of Omitted Meridian Lease Agreements
99.7        Purchase Option, dated as of November 30, 1993, by and
            among the sellers identified therein, Heritage Associates
            Limited Partnership and MHC Acquisition Corporation
99.8        First Amendment to Option Agreement, dated September
            3, 1998, by and among the sellers identified therein, Heritage Meridian Limited Partnership and MHC
            Acquisition Corporation
99.9        Assignment of Option Agreement, dated September 3,
            1998, between Meridian Healthcare, Inc. and ET Sub-
            Meridian Limited Partnership, L.L.P.
99.10       Schedule of Omitted Meridian Purchase Options
99.11       Sublease Agreement, dated September 3, 1998, by and
            between ET Sub-Meridian Limited Partnership, L.L.P., as Landlord, and Meridian Healthcare, Inc., as Tenant, and related guarantee
99.12       Schedule of Omitted Meridian Sublease Agreements and
            related guarantees
99.13       Indemnification Agreement dated September 3, 1998 in
            favor of the persons and entities listed on Exhibit B thereto (incorporated by reference to exhibit 10.4 to Form
            8-K of ElderTrust filed on September 18, 1998)
99.14       Indemnification Consent and Acknowledgment
            Agreement dated September 3, 1998 between the
            ElderTrust Operating Limited Partnership and Genesis
            Health Ventures, Inc. (incorporated by reference to exhibit 10.4 to Form 8-K of ElderTrust filed on September 18, 1998)

99.15       Consent of KPMG LLP



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ELDERTRUST

                                   (Registrant)


                                    /s/ D. Lee McCreary, Jr.
                                    D. Lee McCreary, Jr.
                                    President, Chief Executive
                                    Officer and Chief Financial
                                    Officer




Date:  October 10, 2002



Exhibit
Number        Exhibit Description
-------     -----------------------
2.1         Assignment of Partnership Interest and Second
            Amendment to Agreement of Limited Partnership of ET
            Sub-Meridian Limited Partnership, L.L.P. dated
            September 25, 2002, by and among Toughkenamon, LLC,
            ElderTrust Operating Limited Partnership and ET
            Meridian General Partner, L.L.C.
2.2         Option Agreement, dated as of September 25, 2002, by
            and between D. Lee McCreary, Jr. and ElderTrust
            Operating Limited Partnership relating to interest in and to Cabot ALF, L.L.C.
2.3         Option Agreement, dated as of September 25, 2002, by
            and between D. Lee McCreary, Jr. and ElderTrust
            Operating Limited Partnership relating to interest in and to Cleveland ALF, L.L.C.
99.1        Lease Agreement, dated as of November 30, 1993, by and
            between Heritage Associates Limited Partnership and
            MHC Acquisition Corporation
99.2        Amendment No. 1 to Lease Agreement, dated as of
            August 1, 1994, by and between Heritage Associates
            Limited Partnership and Meridian Healthcare, Inc.
99.3        Amendment No. 2 to Lease Agreement, dated as of
            August 1, 1994, by and between Heritage Associates
            Limited Partnership and Meridian Healthcare, Inc.
99.4        Amendment No. 3 to Lease Agreement, dated as of
            September 3, 1998, by and between Heritage Associates
            Limited Partnership and ET Sub-Meridian Limited
            Partnership, L.L.P.
99.5        Assignment of Lease Agreement, dated as of September
            3, 1998, by and between Heritage Associates Limited
            Partnership and ET Sub-Meridian Limited Partnership,
            L.L.P.
99.6        Schedule of Omitted Meridian Lease Agreements
99.7        Purchase Option, dated as of November 30, 1993, by and
            among the sellers identified therein, Heritage Associates
            Limited Partnership and MHC Acquisition Corporation
99.8        First Amendment to Option Agreement, dated September
            3, 1998, by and among the sellers identified therein, Heritage Meridian Limited Partnership and MHC
            Acquisition Corporation
99.9        Assignment of Option Agreement, dated September 3,
            1998, between Meridian Healthcare, Inc. and ET Sub-
            Meridian Limited Partnership, L.L.P.
99.10       Schedule of Omitted Meridian Purchase Options
99.11       Sublease Agreement, dated September 3, 1998, by and
            between ET Sub-Meridian Limited Partnership, L.L.P., as Landlord, and Meridian Healthcare, Inc., as Tenant, and related guarantee
99.12       Schedule of Omitted Meridian Sublease Agreements and
            related guarantees
99.13       Indemnification Agreement dated September 3, 1998 in
            favor of the persons and entities listed on Exhibit B thereto (incorporated by reference to exhibit 10.4 to Form 8-K of ElderTrust filed on September 18, 1998)
99.14       Indemnification Consent and Acknowledgment
            Agreement dated September 3, 1998 between the
            ElderTrust Operating Limited Partnership and Genesis
            Health Ventures, Inc. (incorporated by reference to exhibit 10.4 to Form 8-K of ElderTrust filed on September 18, 1998)

99.15       Consent of KPMG LLP